FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The following updated information is being provided pursuant to paragraph (d) of Item 3.01 of Form 8-K:

Telephone and Data Systems, Inc. (“TDS”) previously issued a press release and filed a Current Report on Form 8-K dated September 3, 2008 disclosing its intention to voluntarily transfer the listing of its Common Shares and Special Common Shares from the American Stock Exchange (“AMEX”) to the New York Stock Exchange (“NYSE”).  On September 15, 2008, TDS filed a Form 25 with the Securities and Exchange Commission (“SEC”) effecting the voluntary delisting of its Common Shares and Special Common Shares from the AMEX. On September 12, 2008, TDS filed a Form 8-A with the SEC to effect the listing of its Common Shares and Special Common Shares on the NYSE.  As a result, trading in such shares on the AMEX was suspended before the market open on September 15, 2008 and trading on the NYSE commenced at the market open on September 15, 2008.  The Common Shares continue to trade under its ticker symbol “TDS” and the Special Common Shares continue to trade under the symbol “TDS.S”.

On September 15, 2008, TDS issued a press release announcing the effectiveness of the change in listing from the AMEX to the NYSE.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.05                Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As permitted by paragraph (c) of Item 5.05, TDS has posted to its internet web site a Code of Business Conduct and Ethics for Officers and Directors, which replaces TDS’s prior Code of Ethics for Certain Officers and Code of Ethics for Board of Directors.  This was done in order to more fully comply with listing standards of the NYSE effective upon the change in listing on September 15, 2008.  This Code of Business Conduct and Ethics for Officers and Directors is available on TDS’s web site, www.teldta.com, under Investor Relations—Corporate Governance—Ethics Policies.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: September 15, 2008

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued September 15, 2008 by TDS and its subsidiary, United States Cellular Corporation

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement